POWER OF ATTORNEY


WHEREAS the undersigned is a Director of Scout Capital Preservation Fund, Inc., a Maryland Corporation which intends to do business as an open-end diversified investment company (mutual fund), and

WHEREAS the Scout Capital Preservation Fund, Inc., intends to register its shares with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940 and with the Securities Departments of the various states and the District of Columbia. Now, therefore,

KNOW ALL MEN BY THESE PRESENTS:

THAT the undersigned does hereby appoint each of the persons hereinafter set out as his attorney each with the power to act severally in the name of the undersigned and to execute on his behalf all forms and documents required by the Securities and Exchange Commission, or any state of the United States of America, or the District of Columbia, in connection with the initial registration of the securities of the Scout Capital Preservation Fund, Inc. and in the maintenance of such registrations.

                                 Larry D. Armel
                                Martin A. Cramer

IN WITNESS WHEREOF, I have hereunto set my hand this 19th day of November, 1997.


         /s/William E. Hoffman
         William E. Hoffman


Sworn to before me this 19th day of November, 1997.


         /s/Sandra A. Vinzant
         Sandra A. Vinzant, Notary Public
         County of Jackson, State of Missouri

         My commission expires April 20, 2001.

                  SANDRA A. VINZANT
                  Notary Public - Notary Seal
                  STATE OF MISSOURI
                  Jackson County
                  My Commission Expires:  April 20, 2001

                                POWER OF ATTORNEY


WHEREAS the undersigned is a Director of Scout Capital Preservation Fund, Inc., a Maryland Corporation which intends to do business as an open-end diversified investment company (mutual fund), and

WHEREAS the Scout Capital Preservation Fund, Inc., intends to register its shares with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940 and with the Securities Departments of the various states and the District of Columbia. Now, therefore,

KNOW ALL MEN BY THESE PRESENTS:

THAT the undersigned does hereby appoint each of the persons hereinafter set out as his attorney each with the power to act severally in the name of the undersigned and to execute on his behalf all forms and documents required by the Securities and Exchange Commission, or any state of the United States of America, or the District of Columbia, in connection with the initial registration of the securities of the Scout Capital Preservation Fund, Inc. and in the maintenance of such registrations.

                                 Larry D. Armel
                                Martin A. Cramer

IN WITNESS WHEREOF, I have hereunto set my hand this 19th day of November, 1997.


         /s/Eric T. Jager
         Eric T. Jager


Sworn to before me this 19th day of November, 1997.


         /s/Sandra A. Vinzant
         Sandra A. Vinzant, Notary Public
         County of Jackson, State of Missouri

         My commission expires April 20, 2001.

                  SANDRA A. VINZANT
                  Notary Public - Notary Seal
                  STATE OF MISSOURI
                  Jackson County
                  My Commission Expires:  April 20, 2001

                                POWER OF ATTORNEY


WHEREAS the undersigned is a Director of Scout Capital Preservation Fund, Inc., a Maryland Corporation which intends to do business as an open-end diversified investment company (mutual fund), and

WHEREAS the Scout Capital Preservation Fund, Inc., intends to register its shares with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940 and with the Securities Departments of the various states and the District of Columbia. Now, therefore,

KNOW ALL MEN BY THESE PRESENTS:

THAT the undersigned does hereby appoint each of the persons hereinafter set out as his attorney each with the power to act severally in the name of the undersigned and to execute on his behalf all forms and documents required by the Securities and Exchange Commission, or any state of the United States of America, or the District of Columbia, in connection with the initial registration of the securities of the Scout Capital Preservation Fund, Inc. and in the maintenance of such registrations.

                                 Larry D. Armel
                                Martin A. Cramer

IN WITNESS WHEREOF, I have hereunto set my hand this 19th day of November, 1997.


         /s/Stephen F. Rose
         Stephen F. Rose


Sworn to before me this 19th day of November, 1997.


         /s/Sandra A. Vinzant
         Sandra A. Vinzant, Notary Public
         County of Jackson, State of Missouri

         My commission expires April 20, 2001.

                  SANDRA A. VINZANT
                  Notary Public - Notary Seal
                  STATE OF MISSOURI
                  Jackson County
                  My Commission Expires:  April 20, 2001

                                POWER OF ATTORNEY


WHEREAS the undersigned is a Director of Scout Capital Preservation Fund, Inc., a Maryland Corporation which intends to do business as an open-end diversified investment company (mutual fund), and

WHEREAS the Scout Capital Preservation Fund, Inc., intends to register its shares with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940 and with the Securities Departments of the various states and the District of Columbia. Now, therefore,

KNOW ALL MEN BY THESE PRESENTS:

THAT the undersigned does hereby appoint each of the persons hereinafter set out as his attorney each with the power to act severally in the name of the undersigned and to execute on his behalf all forms and documents required by the Securities and Exchange Commission, or any state of the United States of America, or the District of Columbia, in connection with the initial registration of the securities of the Scout Capital Preservation Fund, Inc. and in the maintenance of such registrations.

                                 Larry D. Armel
                                Martin A. Cramer

IN WITNESS WHEREOF, I have hereunto set my hand this 19th day of November, 1997.


         /s/Stuart Wien
         Stuart Wien


Sworn to before me this 19th day of November, 1997.


         /s/Sandra A. Vinzant
         Sandra A. Vinzant, Notary Public
         County of Jackson, State of Missouri

         My commission expires April 20, 2001.

                  SANDRA A. VINZANT
                  Notary Public - Notary Seal
                  STATE OF MISSOURI
                  Jackson County
                  My Commission Expires:  April 20, 2001